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                                                                  EXHIBIT (C)(3)



                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this March 5, 1996 between GEOTEK COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and SMITH BARNEY INC. (the "Initial Purchaser").

         This Agreement is made pursuant to the Purchase Agreement, dated March 4, 1996, between the Company and the Initial Purchaser (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchaser of 12% Senior Subordinated Convertible Notes of the Company (the "Notes") having an aggregate principal amount of up to $75,000,000 (after giving effect to the over-allotment option granted to the Initial Purchaser pursuant to the Purchase Agreement), each of which entitles the holder thereof to convert such Note into shares of Common Stock at the conversion price set forth in the Indenture, dated as of March 5, 1996, between the Company and The Bank of New York, as Trustee. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchaser and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, capitalized terms shall have the meanings set forth below, or to the extent not set forth below, capitalized terms shall have the meanings set forth in the Purchase Agreement.

         "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

         "Company" shall have the meaning set forth in the preamble and also includes the Company's successors.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Holder" shall mean the Initial Purchaser, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

         "Indenture" shall mean the Indenture relating to the Notes, dated as of March 5, 1996, between the Company and The Bank of New York, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchaser" shall have the meaning set forth in the preamble to this Agreement.

         "Liquidated Damages" shall have the meaning set forth in Section 5(l) of this Agreement.

         "Majority Holders" shall mean the Holders holding a majority of the Registrable Securities, determined on an as-converted basis; provided that whenever the consent or approval of a specified percentage of




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     Holders is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent holders of Registrable Securities, or securities that were previously Registrable Securities, if such subsequent holders are deemed to be such affiliates solely by reason of their holding Registrable Securities, securities that were previously Registrable Securities, Senior Secured Notes, Warrants and/or Warrant Shares and other than affiliates that control or are under common control with the Company) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

         "Notes" shall mean the 12% Senior Subordinated Convertible Notes due 2001 of the Company.

         "person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, and all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the second paragraph of this Agreement.

         "Registrable Securities" shall mean the Notes and the Shares; provided, however, that the Notes and the Shares shall cease to be Registrable Securities when (i) in the case of Notes, a Shelf Registration Statement with respect to the Notes shall have been declared effective under the Securities Act and the Notes shall have been disposed of pursuant to such Shelf Registration Statement, (ii) (A) in the case of the Shares, except as otherwise provided in clause (ii)(B), a Resale Shelf Registration Statement with respect to the Shares shall have been declared effective under the Securities Act and such Shares shall have been disposed of pursuant to such Shelf Registration Statement, or (B) in the case of any Shares actually issued upon conversion of Notes, a Shelf Registration Statement with respect to the issuance of such Shares shall have been declared effective under the Securities Act and, following the issuance thereof, such Shares are not subject to restrictions on transfer pursuant to the Securities Act,
     (iii) the Notes or the Shares may be distributed to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A under the Securities Act) under the Securities Act or (iv) the Notes or the Shares shall have ceased to be outstanding.

         "Registration Expenses" shall mean any and all expenses incurred incident to performance of or compliance by the Company with this Agreement, including without limitation, (i) all SEC, stock exchange or




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     National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of one counsel for any Underwriters in connection with "blue sky" qualification of any of the Registrable Securities), (iii) all expenses of any persons retained by the Company in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement or any Prospectus, or, in each case any amendments or supplements thereto, (iv) the reasonable fees and expenses incurred by any Underwriter in connection with the preparation of any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (v) all rating agency fees, (vi) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vii) the fees and disbursements of the Trustee or any transfer agent retained by the Company, (viii) the fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders (or, in the case of an Underwritten Offering, a majority of the Holders participating in such Underwritten Offering) and which counsel also may be counsel for the Initial Purchaser) and (ix) the fees and disbursements of the independent public accountants of the Company and any partnership or joint venture in which the Company or any of its subsidiaries is a partner, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees of counsel to the Underwriters (other than fees and expenses set forth in clause (ii) or (iv) above) or the Holders (other than fees and expenses set forth in clause
     (viii) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

         "Registration Statement" shall mean a Shelf Registration Statement or a Resale Shelf Registration Statement, as applicable; provided, that, if more than one Registration Statement is required in order to satisfy the registration requirements set forth in this Agreement, the term "Registration Statement" shall refer to all such Registration Statements prepared pursuant to this Agreement, unless the context otherwise requires.

         "Resale Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(a) of this Agreement covering the resale of all of the Notes and the Shares (in the case of the Shares, to the extent that the Shares are not covered by a




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     Shelf Registration Statement) by the holders thereof (but no other securities, except to the extent otherwise provided in Section 2(f) hereof, unless approved by the Majority Holders), on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein; provided, that, if the Notes and the Shares are not permitted to be registered on the same registration statement, the term "Resale Registration Statement" shall refer to all such registration statements prepared pursuant to this Agreement, unless the context otherwise requires.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Senior Secured Notes" shall mean the 15% Senior Secured Discount Notes due 2005 of the Company.

         "Shares" means the shares of Common Stock issuable upon the conversion of the Notes.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of Section 2(a) of this Agreement covering the issuance of all of the Shares (but no other securities, except to the extent otherwise provided in Section 2(f) hereof, unless approved by the Majority Holders) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, and in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Underwriter" shall have the meaning set forth in
     Section 2(b) of this Agreement.

         "Underwritten Offering" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

         "Warrant Shares" shall mean the shares of Common Stock issued upon exercise of the Warrants.

         "Warrants" shall mean the warrants to purchase Common Stock issued pursuant to the Warrant Agreement dated as of June 30, 1995 between the Company and IBJ Schroder Bank & Trust Company, as Warrant Agent.

         2.  Registration Under the Securities Act.

         (a) The Company shall file and shall use its best efforts to cause a Resale Shelf Registration Statement pertaining to the Notes, to be declared effective by the SEC no later than July 3, 1996. The Company shall file and shall use its best efforts to cause a Shelf Registration Statement pertaining to the Shares to be declared effective by the SEC prior to the first date upon which the Notes become convertible; provided, that, if due to applicable law, or any applicable interpretation of the staff of the SEC, a Shelf Registration Statement does not permit the public resale by all of the Holders of the Shares (other than by any Holders that are affiliates (as such term is defined in Rule 405 under the Securities Act) of the Company (unless such Holders are affiliates solely by reason of their holding Registrable Securities, securities that were previously Registrable Securities, Senior Secured Notes, Warrants and/or Warrant Shares)), or is otherwise prohibited, the Company shall file and use its best efforts to cause to be declared effective within such time period a Resale Shelf Registration Statement covering the Shares. The Company agrees to use all reasonable best efforts to keep the Registration Statement continuously effective for so long as any of the Notes or Shares covered thereby (in the case of the Shares, without regard to whether such Shares actually have been issued) shall constitute Registrable Securities. The Company further agrees to supplement or amend the Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder in order to accurately reflect information regarding such Holder or such Holder's plan of distribution as required by the Registration Statement, and to use its best efforts to cause any such amendment to become effective and such Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders copies of any such supplement or amendment promptly after its being made available for use or filed with the SEC. In addition to the registration requirements of the Company provided for above, the Company shall effect any other registration within the United States, within the time period provided for in the first sentence of this paragraph, that may be required in order to enable the holders of the Notes to exercise their right to convert the Notes into Shares thereunder.

         (b)(i) The Holders whose Registrable Securities are covered by a Resale Shelf Registration Statement who desire to do so may sell Registrable Securities in an Underwritten Offering subject to the limitations set forth in the proviso to the first sentence of Section 3(p) hereunder (including the Company's obligation to use its best efforts in connection therewith); provided, that, such Underwritten Offering shall be required to be consummated as promptly as reasonably practicable and in no event later than 30 days following the commencement of the marketing of such Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be



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selected by the Holders of a majority of the Registrable Securities (determined on an as-converted basis) included in such offering, with the consent of the Company, which shall not be unreasonably withheld. Notwithstanding anything to the contrary set forth in this paragraph, the Holders shall not have the right to sell Registrable Securities in an Underwritten Offering (i) at any time during which the Company is engaged in a registration of securities for its own account which are to be sold pursuant to an underwritten offering with respect to which an underwriter has been selected, to the extent so requested by such underwriter, or, to the extent that, prior to or as of the date of any request for an Underwritten Offering pursuant to this Section 2(b)(i), the Company has engaged (and continues to be engaged as of the date of such request) in discussions with an underwriter, so long as, no later than 30 days after such request, the Company is in registration, and (ii) during any customary "lock-up" period thereafter (not to last beyond the 90-day period beginning on the closing date of such underwritten offering) required by such underwriter in connection with such underwritten offering. Notwithstanding anything to the contrary set forth herein, nothing contained in this Agreement shall require the Company to effect an Underwritten Offering pursuant to this Section 2(b)(i) to the extent that the offer and sale of Registrable Securities in connection with such Underwritten Offering would jeopardize (in the reasonable good faith advice of outside counsel to the Company) any exemption from the registration requirements of the Securities Act being relied on by the Company in connection with any prior offer and sale of securities or that is to be relied on by the Company in connection with any proposed sale to a specific identified investor or through a placement agent that, prior to or as of the date of any request for an Underwritten Offering pursuant to this Section 2(b)(i), has engaged (and continues to be engaged as of the date of such request) in discussions with the Company concerning the placeent of securities of the Company by such agent, so long as, no later than 30 days after such request, the Company has entered into an engagement letter with such agent.

         (ii) Each Holder whose Registrable Securities are covered by a Resale Shelf Registration Statement and are of the same class or type as any Registrable Securities being sold in an Underwritten Offering agrees, upon the request of the Underwriter(s) in any Underwritten Offering permitted pursuant to this Agreement, not to effect any public sale or distribution of securities of the Company of the same class or type as the Registrable Securities included in such Resale Shelf Registration Statement (except as part of such registration), including a sale pursuant to Rule 144 under the Securities Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any such Underwritten Offering made pursuant to such Resale Shelf Registration Statement, to the extent timely notified in writing by the Company or such Underwriter(s).

         The foregoing provision shall not apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any of its Registrable Securities not sold in such Underwritten Offering, commencing on the date of sale of Registrable Securities pursuant to such Underwritten Offering and ending on the date that is 90 days after the closing date of such Underwritten Offering, unless it has provided 45 days' prior written notice of such sale or distribution to the Underwriter(s).

          (iii) Unless otherwise agreed to by the Underwriter(s), the Company agrees not to effect any public or private offer, sale or distribution of securities of the same quality and nature as the Registrable Securities being sold in the Underwritten Offering, including a sale pursuant to Regulation D under the Act, during the 10-day period prior to, and during the 60-day period beginning on, the closing date of each Underwritten Offering permitted pursuant to Section 3(p) hereof made pursuant to the Registration Statement, to the extent timely notified in writing by the Underwriter(s). Notwithstanding the foregoing, the Company may effect a private offer, sale or distribution of securities of the same quality and nature as the Registrable Securities being sold in the Underwritten Offering to the extent that, at the time that the price of such securities is determined, the price of such securities (on an as converted basis, if applicable) is in excess of the market price of the applicable Registrable Securities; provided, that, the limitation on private offers, sales and distributions set forth in this sentence shall apply only to the extent so requested by the Underwriter(s) in the Underwritten Offering within 3 Business Days following notice of such proposed offer, sale or distribution (which notice shall be provided by the Company at least 7 Business Days prior to any such proposed offer, sale or distribution).

                  (c) The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Registration Statement.

                  (d) Upon the occurrence or failure to occur of certain events described in the Notes or in this Agreement, additional interest, or Liquidated Damages, as the case may be, will accrue on the Notes or the Shares, as provided in the Notes and in this Agreement.

                  (e) Without limiting the remedies available to the Initial Purchaser and subsequent Holders, the Company acknowledges that any failure



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by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Initial Purchaser and/or subsequent Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchaser or any subsequent Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) hereof.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, any securityholders of the Company that have "piggyback" registration rights pursuant to any agreement in effect on the date hereof, shall be entitled to include any securities to which such "piggyback" right applies in any Registration Statement filed pursuant to this Agreement, and shall be entitled to participate in any Underwritten Offering, in each case to the extent provided in the agreement containing such "piggyback" rights.

                  3. Registration Procedures. In connection with the obligations of the Company with respect to Section 2(a) hereof, the Company shall, to the extent required by Section 2(a), as expeditiously as practicable:

                  (a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form shall, (x) be selected by the Company and (y) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use all reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to (x) keep such Registration Statement effective for the applicable period under this Agreement and (y) cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act and (z) keep each Prospectus current during the period described under
         Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the securities covered by such Prospectus;

                  (c) in the case of a registration pursuant to a Resale Shelf Registration Statement, furnish to each Holder of securities registered thereunder, to counsel for the Initial Purchaser, to counsel for such Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, and each such Underwriter's Counsel, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Holders selling Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                  (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder with Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities; provided, however, that the Company shall not be required to (i) qualify as a foreign entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                  (e) notify each Holder, counsel for the Holders and counsel for the Initial Purchaser promptly and, if requested by any such Holder, confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto have been filed and become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to the Registration Statement and related Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of the Resale Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the

         Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest practicable moment and provide prompt notice to each Holder of the withdrawal of any such order;

                  (g) in the case of any registration pursuant to a Resale Shelf Registration Statement, furnish to each Holder, without charge, at least one conformed copy of the Resale Shelf Registration Statement and any post-effective amendment thereto, together with any documents incorporated therein by reference (in each case, without exhibits thereto, unless requested);

                  (h) in the case of a registration pursuant to a Resale Shelf Registration Statement, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such amounts (in the case of the Notes, consistent with the provisions of the Indenture) and registered in such names as such Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Securities;

                  (i) upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify each Holder to suspend use of the Prospectus included in a Resale Shelf Registration Statement as promptly as practicable after the occurrence of such an event and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) in the case of a registration pursuant to a Resale Shelf Registration Statement, within a reasonable time prior to the filing of the Resale Shelf Registration Statement, Prospectus to be included therein, or amendment or supplement to either of the foregoing, provide copies of such document to the Initial Purchaser and its counsel, and the Holders and their counsel, and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchaser or its counsel and the Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment or supplement to any such document of which the Initial Purchaser and its counsel and the Holders and their counsel, shall not have previously been advised and furnished a copy or in a form to which the Initial Purchaser or its counsel and the Majority Holders or their counsel shall reasonably object; provided, however, that any document incorporated by reference in any such Prospectus by any amendment or supplement shall be provided to the Initial Purchaser and its counsel and to the Holders and their counsel at the time that such amendment or supplement is filed with the SEC;

                  (k) obtain a CUSIP number for the Registrable Securities covered by the Registration Statement not later than the effective date thereof;

                  (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Notes that are Registrable Securities, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

                  (m) in the case of a registration pursuant to a Resale Shelf Registration Statement, make available for inspection by a representative of all of the Holders, any Underwriter participating in any disposition pursuant to the Resale Shelf Registration Statement and attorneys and accountants designated by the Holders or any Underwriter, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Resale Shelf Registration Statement; provided, however, that such Underwriters, representatives, attorneys or accountants agree to keep confidential any records, information or documents that are designated by the Company in writing as confidential and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose, unless (i) such records, information or documents (x) are available to the public, (y) were already in such Underwriters', representatives', attorneys' or accountants' possession prior to its receipt from the Company and they do not otherwise have any obligation to keep such records, information or documents confidential or (z) are obtained by such Underwriters, representatives, attorneys or accountants from a third person who, insofar as is known to such Underwriters, representatives, attorneys or accountants, is not prohibited from transmitting the information to such Underwriters, representatives, attorneys or accountants by a contractual, legal or fiduciary obligation to the Company or a third party, or (ii) disclosure of such records, information or documents is required by (A) any regulatory agency or (B) any court or administrative order after the exhaustion of appeals therefrom;

                  (n) use its reasonable best efforts to cause all Registrable Securities to be listed at the time of resale or issuance, as applicable, on any securities exchange or any automated quotation system on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

                  (o) if reasonably requested by any Holder of Registrable Securities covered by the Registration Statement in order to accurately reflect information regarding such Holder or such Holder's plan of distribution as required by such Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received satisfactory notification of the matters to be incorporated in such filing; and

                  (p) in the case of a registration pursuant to a Resale Shelf Registration Statement, use its best efforts to enter into such customary agreements and take all such other reasonable actions in connection therewith (including those requested by the Holders of a majority of the Registrable Securities being sold (determined on an as-converted basis)) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an Underwritten Offering and in connection with any such Underwritten Offering, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries and its or its subsidiaries' joint ventures, the Resale Shelf Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders of a majority of the Registrable Securities to be sold in such Underwritten Offering (determined on an as-converted basis) and their counsel and any Underwriters and their respective counsel) addressed to each selling Holder and any Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in Underwritten Offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company or any joint venture in which the Company or any of its subsidiaries is a partner, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Shelf Registration Statement) addressed to each selling Holder and any Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with Underwritten Offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold (determined on an as-converted basis) or any Underwriter, and which are customarily delivered in Underwritten Offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; provided that the Company shall be required to use its best efforts to make an Underwritten Offering only upon the request of Holders of the greater of (x) at least 25% of the Registrable Securities outstanding (determined on an as-converted basis) at the time such request is delivered to the Company and (y) 710,526 shares of Common Stock (determined on an as-converted basis after giving effect to any stock splits, combinations or reclassifications). In the case of any Underwritten Offering, the Company shall provide written notice to the Holders of such Underwritten Offering at least 30 days prior to the filing of a prospectus supplement for such Underwritten Offering, (y) specify a date, which shall be no earlier than 10 days following the date of such notice, by which each such Holder must inform the Company of its intent to participate in such Underwritten Offering and (z) include the instructions such Holder must follow in order to participate in such Underwritten Offering.

                  In the case of a Resale Shelf Registration Statement, the Company may require each Holder to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of Registrable Securities as the Company may from time to time reasonably request in writing. Each such Holder shall provide the Company with any such information within five business days after such information is requested and shall provide to the Company, within five business days after such Holder receives a draft of the Registration Statement or amendment thereto in which such information is included, comments on such Registration Statement or amendment thereto; provided, that no Holder shall be required to comment on any information not provided to the Company by such Holder. A Holder of Registrable Securities shall not be entitled to receive additional interest pursuant to Section 2 of the Notes or Liquidated Damages pursuant to Section 5(l) of this Agreement to the extent that such Holder fails to comply with any obligation under this paragraph, and such failure by such Holder would otherwise be the sole reason for the accrual of additional interest pursuant to Section 2 of the Notes or Liquidated Damages pursuant to Section 5(l) of this Agreement or to the extent that any action or inaction on the part of any Underwriter or regulatory agency in connection with any Underwritten Offering would otherwise be the primary reason or reasons for the accrual of additional interest pursuant to Section 2 of the Notes or Liquidated Damages pursuant to Section 5(l) of this Agreement.

                  Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(iii), (v) or (vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Resale Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  4. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, each Holder, each person, if any, who controls the Initial Purchaser or any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or is under common control with or is controlled by the Initial Purchaser or any Holder and any investment advisor otherwise affiliated with any Holder and each of their respective directors and officers (each a "Non-Company Indemnitee") from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other expenses reasonably incurred by the Non-Company Indemnitee in connection with defending or investigating any such action or claim) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to the Initial Purchaser or any Holder furnished to the Company in writing by the Initial Purchaser or any selling Holder expressly for use therein; provided, however, that the indemnification provided for in this paragraph (a) shall not inure to the benefit of any Non-Company Indemnitee with respect to any sale or disposition of Registrable Securities by such Holder in violation of the provisions of the last paragraph of Section 3 hereof. In connection with any Underwritten Offering contemplated by Section 3(p), the Company also shall indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each person who controls such persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with the Resale Shelf Registration Statement. The indemnification obligation of the Company set forth in this paragraph (a) shall be in addition to any liability which the Company may otherwise have, including, without limitation, for any breach of any covenant contained in this Agreement.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchaser, the other selling Holders, each of their respective directors and officers, each person, if any, who controls the Company, the Initial Purchaser, or any other selling Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or is under common control with or is controlled by the Company, the Initial Purchaser or any other selling Holder and any investment advisor affiliated with any of the foregoing to the same extent as the foregoing indemnity from the Company to the Initial Purchaser and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

                  (c) If any action, suit or proceeding shall be instituted involving any person in respect of which such person is entitled to indemnity pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the parties against whom indemnification is being sought (each an "indemnifying party") and such indemnifying parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such indemnified party, shall have the right to counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit, or proceeding (including any impleaded parties) include both such indemnifying parties and such indemnified party and such indemnified party shall have been advised by its counsel that representation of such indemnified party and any indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed due to actual or potential differing interests between them (in which case the indemnifying parties shall not have the right to assume the defense of such action, suit or proceeding on behalf of the indemnified party)). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding, or substantially similar action, suit or proceeding or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Initial Purchaser and all persons, if any, who control the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or is under common control with or is controlled by the Initial Purchaser, any investment advisor affiliated with any of the foregoing and each of their respective directors and officers, and the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all other Holders and all persons, if any, who control any such Holders within the meaning of either such Section, or are under common control with or are controlled by such Holders, any investment advisor affiliated with any of the foregoing and each of their respective directors and officers. In such case involving the Initial Purchaser, persons who control, are controlled by or under common control with the Initial Purchaser, or their respective directors or officers, such firm shall be designated in writing by the Initial Purchaser. In such case involving other Holders and such persons who control, are controlled by or under common control with such Holders, any investment advisor affiliated with any of the foregoing or their respective directors or officers, such firm shall be designated in writing by such Holders holding a majority of the Registrable Securities sold under the Resale Shelf Registration Statement by all such Holders. The indemnifying parties shall not be liable for any settlement of any action, suit or proceeding effected without their written consent, but if settled with such written consent or if there be a final judgment for the plaintiff, the indemnifying parties agree to indemnify and hold harmless the indemnified party from and against any loss, action, damage, liability or expense by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 4 is unavailable to an indemnified party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and of the indemnified party or parties, on the other hand, in connection with such statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable consideration. The relative fault of the Company, on the one hand, and any Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by such Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 4(d) are several in proportion to the respective number of Registrable Securities of such Holders that were registered pursuant to the Registration Statement.

                  (e) The Company, the Initial Purchaser and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph
(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section 4 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 4 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf any indemnified party, (ii) any sale of Registrable Securities by an indemnified party and (iv) any termination of this Agreement. A successor to any indemnified party shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 4.

                  (g) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                  5. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. Notwithstanding anything to the contrary set forth in this paragraph, no agreement contemplated in Section 2(f) hereof shall be deemed to be inconsistent with the rights granted to the Holders in this Agreement or otherwise to conflict with the provisions hereof to the extent provided for in such Section 2(f).

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the outstanding Registrable Securities (determined on an as-converted basis) affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement, waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any person unless consented to in writing by such person.

                  (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 5(c), which address initially is, with respect to the Initial Purchaser, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Purchase Agreement, and, thereafter, at such other address, notice of which is given in accordance with the provisions of this Section 5(c).

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

                  (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Initial Purchaser (in its capacity as Initial Purchaser) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such other Holder under this Agreement.

                  (e) Purchases and Sale of Notes. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) that it controls not to, purchase and then resell or otherwise transfer any Notes.

                  (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchaser, on the other hand, and the Initial Purchaser and the Holders shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect the rights of the Initial Purchaser or the Holders hereunder.

                  (g) Counterparts. This Agreement may be signed in various counterparts which constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                  (h) Headings. The headings of the Sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Submission to Jurisdiction. The Company irrevocably submits to the jurisdiction of any United States or State court located in the State of New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company hereby agrees to designate and appoint CT Corporation System as an agent upon whom process may be served in any suit or proceeding based on or arising under this Agreement. The Company further agrees that service of process upon the Company, or upon an agent appointed pursuant to the preceding sentence accompanied with written notice of said service to the Company, as the case may be, mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the Initial Purchaser's or any Holder's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  (l) Liquidated Damages.
          If, at any time during which any of the Notes are outstanding, the Company shall fail to comply with the registration requirements provided for in Section 2 of the Notes, additional interest on the Notes shall accrue and be payable to the extent provided in such Section. Following the conversion of any Notes into Shares, to the extent that any such Shares constitute Registrable Securities, liquidated damages ("Liquidated Damages") shall be payable on such Shares to the extent provided below:

               (i) if the Registration Statement pertaining to the issuance or resale of such Shares, as applicable, is not declared effective prior to the first date upon which the Notes become convertible, then, commencing on such date, Liquidated Damages shall accrue on such Shares at a rate of $.001 per week per Share for the first 90 days immediately following such date, such Liquidated Damages increasing by an additional $.001 per week per Share at the beginning of each subsequent 90-day period; and

               (ii) if the Registration Statement pertaining to the issuance or resale of such Shares, as applicable, ceases to be effective or the Prospectus which is a part thereof cannot be used as a result of a Suspension Event for a period of more than 90 days, in each case under this clause (ii) prior to the last date as of which such Registration Statement is required to remain effective pursuant to this Agreement, then Liquidated Damages shall accrue on such Shares at a rate of $.001 per week per Share for the first 60 days immediately following the day such Registration Statement ceases to be effective or a Suspension Event has lasted for more than 90 days, such Liquidated Damages increasing by an additional $.001 per week per Share at the beginning of each subsequent 60-day period.

                  In the case of each of clauses (i) and (ii) of the preceding paragraph, such Liquidated Damages will be payable in cash semi-annually in arrears on each August 15 and February 15, commencing August 15, 1997, and shall be calculated at the rates noted above; provided, however, that such Liquidated Damages may not exceed $.005 per week per Share; and, provided, further, that
(1) upon the effectiveness of the Registration Statement (in the case of clause
(i) above) or (2) upon the effectiveness of the Registration Statement that had ceased to remain effective prior to the last date as of which such Registration Statement is required to remain effective or the end of the Suspension Event (in the case of clause (ii) above), Liquidated Damages on the Shares as a result of such clause (i) or (ii) shall cease to accrue. Liquidated Damages shall only accrue under one of clause (i) or (ii) at any given time.

                  If the Company shall fail to satisfy the requirements of either of clause (i) or (ii) above, each Holder of Notes shall be entitled to receive Additional Interest under the Notes at the rates set forth in either
Section 2(b) of the Notes (in case of a failure under clause (i) above) or
Section 2(c) of the Notes (in the case of a failure under clause (ii) above); provided, that Additional Interest shall not accrue on the Notes under this
Section 5(l) at any time that Additional Interest is accruing on the Notes pursuant to Section 2 of the Notes. Following the conversion of any Notes into Shares, to the extent that such failure is continuing, Liquidated Damages shall be paid in respect of such Shares to the extent and at the rates provided herein.

                  All of the Company's obligations set forth in the preceding paragraph which are outstanding with respect to any Shares that constitute Registrable Securities at the time such Shares cease to be Registrable Securities shall survive until such time as all such obligations with respect to such Shares shall have been satisfied in full.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.




                                       GEOTEK COMMUNICATIONS, INC.





                                       By:/s/ Andrew Siegel
                                          Name: Andrew Siegel
                                          Title: Secretary






Confirmed and accepted as of
the date first above written:
SMITH BARNEY INC.




By: /s/ Sean P. Crowley
    Name: Sean P. Crowley
    Title: Managing Director